                                                                    EXHIBIT 99.2


Ceridian Corporation and Subsidiaries
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification*
(In millions, except for per share amounts)

                                                                 2001                                           2002
                                          ------------------------------------------------   ---------------------------------------
                                                Q1      Q2       Q3        Q4       Total     Q1      Q2       Q3      Q4     Total
                                                --      --       --        --       -----     --      --       --      --     -----

Revenue*                                   $  311.7  $ 291.9   $282.6   $ 303.6   $1,189.8  $301.8  $287.8  $ 288.6  $314.5 $1,192.7

Costs and Expenses
  Cost of Revenue*                            147.8    143.9    142.7     146.7      581.1   143.3   139.5    141.6   150.1    574.5
  Selling, general and
    administrative                            112.9     97.3     92.2     102.2      404.6   102.8    94.4     87.2    90.9    375.3
  Research and development                     15.9     15.2     14.0      13.9       59.0    15.3    14.4     15.1    14.5     59.3
  Other expense (income)                       (2.4)    52.5     (1.9)      -         48.2     9.8    (0.1)     9.7    14.9     34.3
    Total costs and expenses                  274.2    308.9    247.0     262.8    1,092.9   271.2   248.2    253.6   270.4  1,043.4

Earnings (loss) before
  interest and taxes                           37.5    (17.0)    35.6      40.8       96.9    30.6    39.6     35.0    44.1    149.3

Net interest expense                            7.2      2.3      1.0       2.0       12.5     1.6     1.3      0.9     0.7      4.5
Earnings (loss) before
  income taxes                                 30.3    (19.3)    34.6      38.8       84.4    29.0    38.3     34.1    43.4    144.8

Income tax provision (benefit)                 12.4     (7.5)    14.0      16.0       34.9    10.4    13.8     12.3    14.6     51.1
Earnings (loss) from
  continuing operations                    $   17.9  $ (11.8)  $ 20.6   $  22.8   $   49.5  $ 18.6  $ 24.5  $  21.8  $ 28.8 $   93.7

EPS                                        $   0.12  $ (0.08)  $ 0.14   $  0.15   $   0.33  $ 0.12  $ 0.16  $  0.15  $ 0.19 $   0.62

Shares                                        146.6    146.0    149.4     149.3      148.6   150.9   153.7    149.9   148.9    150.6

* Freight reclassification impact
  (offsetting amounts in HRS
   revenue and cost of revenue)            $    2.1  $   1.7   $  1.7   $   1.9   $    7.4  $  2.3  $  -    $  -     $  -   $    2.3

Ceridian Corporation and Subsidiaries
Schedule E

PRO FORMA ADJUSTMENTS TO STATEMENTS OF OPERATIONS (Unaudited)
(In millions)

                                                                        2001                                 2002
                                                    --------------------------------------- --------------------------------------
                                                       Q1     Q2       Q3    Q4     Total     Q1      Q2     Q3       Q4     Total
                                                       --     --       --    --     -----     --      --     --       --     -----
SELLING, GENERAL & ADMINISTRATIVE
Amortization of goodwill-HRS                        $ 6.7   $ 6.5   $ 6.5  $ 6.5   $ 26.2   $  -    $ -    $  -     $  -    $   -
Amortization of goodwill-Comdata                      2.3     2.2     2.2    2.2      8.9      -      -       -        -        -
  TOTAL SELLING, GENERAL & ADMINISTRATIVE             9.0     8.7     8.7    8.7     35.1      -      -       -        -        -
                                                                                                                                -
OTHER EXPENSE (INCOME)                                                                                                          -
Litigation charge-Comdata                              -     52.4       -     -      52.4      -      -       -        -        -
Gains on marketable securities - Other              (12.3)   (1.3)   (2.0)    -     (15.6)     -      -       -        6.3      6.3
Gains on derivative securities - HRS                 (2.6)     -       -      -      (2.6)     -      -       -        1.8      1.8
Asset write-downs and other unusual items - HRS       6.2      -       -      -       6.2    12.4     -       -        5.6     18.0
Asset write-downs and other unusual items - Comdata   6.6      -       -      -       6.6     1.5     -       -        1.5      3.0
Factoring receivables loss - Comdata                   -       -       -      -        -       -      -       9.8      -        9.8
Other unusual items - Other                            -      1.3      -      -       1.3    (4.1)    -       -        -       (4.1)
  TOTAL OTHER EXPENSE (INCOME)                       (2.1)   52.4    (2.0)    -      48.3     9.8     -       9.8     15.2     34.8

INTEREST EXPENSE
Interest on Arbitron's portion of debt - Other        4.1      -       -      -       4.1      -      -       -        -        -

EARNINGS BEFORE INCOME TAXES
Effect of elimination of adjustment items           $11.0   $61.1   $ 6.7  $ 8.7   $ 87.5   $ 9.8   $ -    $  9.8   $ 15.2  $  34.8

SUMMARY BY OPERATING SEGMENT
Human Resource Solutions                             10.3     6.5     6.5    6.5     29.8    12.4     -       -       13.7     26.1
Comdata                                               8.9    54.6     2.2    2.2     67.9     1.5     -       9.8      1.5     12.8
Other                                                (8.2)      -    (2.0)     -    (10.2)   (4.1)    -       -        -       (4.1)
  TOTAL                                             $11.0   $61.1   $ 6.7  $ 8.7   $ 87.5   $ 9.8   $ -    $  9.8   $ 15.2  $  34.8

Ceridian Corporation and Subsidiaries
Schedule F

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification and excluding goodwill amortization and unusual items
(In millions, except for per share amounts)

                                                        2001                                            2002
                                -------------------------------------------------  -------------------------------------------------
                                    Q1        Q2        Q3       Q4       Total       Q1       Q2        Q3       Q4       Total
                                    --        --        --       --       -----       --       --        --       --       -----
Revenue                          $ 311.7   $ 291.9   $ 282.6  $ 303.6  $ 1,189.8   $ 301.8  $ 287.8   $ 288.6  $ 314.5   $ 1,192.7

Costs and Expenses
  Cost of Revenue                  147.8     143.9     142.7    146.7      581.1     143.3    139.5     141.6    150.1       574.5
  Selling, general and
    administrative                 103.9      88.6      83.5     93.5      369.5     102.8     94.4      87.2     90.9       375.3
  Research and development          15.9      15.2      14.0     13.9       59.0      15.3     14.4      15.1     14.5        59.3
  Other expense (income)            (0.3)      0.1       0.1       -        (0.1)      -       (0.1)     (0.1)    (0.3)       (0.5)
    Total costs and expenses       267.3     247.8     240.3    254.1    1,009.5     261.4    248.2     243.8    255.2     1,008.6

Earnings before
  interest and taxes                44.4      44.1      42.3     49.5      180.3      40.4     39.6      44.8     59.3       184.1

Net interest expense                 3.1       2.3       1.0      2.0        8.4       1.6      1.3       0.9      0.7         4.5
Earnings before
  income taxes                      41.3      41.8      41.3     47.5      171.9      38.8     38.3      43.9     58.6       179.6

Income tax provision                14.5      14.8      14.4     17.2       60.9      14.0     13.8      15.8     20.1        63.7
Earnings from
  continuing operations          $  26.8   $  27.0   $  26.9  $  30.3  $   111.0   $  24.8  $  24.5   $  28.1  $  38.5   $   115.9

EPS                              $  0.18   $  0.18   $  0.18  $  0.20  $    0.75   $  0.16  $  0.16   $  0.19  $  0.26   $    0.77

Shares                             146.6     149.5     149.4    149.3      148.6     150.9    153.7     149.9    148.9       150.6

See accompanying Schedule E for pro forma adjustments.